UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  October 1, 2004

 Date of earliest event reported:  October 1, 2004

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Lone Oak Parkway Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 1, 2004, Northwest Airlines Corporation (the “Company”) issued a press release announcing that Richard H. Anderson, Chief Executive Officer of the Company and of Northwest Airlines, Inc. (“Northwest”), the principal operating subsidiary of the Company, has resigned his position as Chief Executive Officer, and the Board of Directors has elected Douglas M. Steenland, who is currently President of the Company and Northwest, as Chief Executive Officer and President of both companies, effective immediately.  Mr. Anderson will remain on the Board of Directors of the Company and Northwest.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c).           Exhibits

Exhibit 99               Press Release of Northwest Airlines Corporation dated October 1, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: October 1, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Northwest Airlines Corporation dated October 1, 2004